Exhibit 99.1


                                  CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C.ss.1350, that:

(1) The accompanying Report on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: August 9, 2002

                                              /s/ James Carbonari
                                              -----------------------------
                                              President, Chief Executive Officer



                                              /s/ Greg Jensen
                                              ---------------
                                              Chief Financial Officer